UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

CENTRAL PLAINS BANCSHARES, INC.
(Name of Registrant as Specified In Its Charter)

STILWELL ACTIVIST INVESTMENTS, L.P. STILWELL ACTIVIST FUND, L.P. STILWELL PARTNERS, L.P. STILWELL VALUE LLC JOSEPH STILWELL
(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Stilwell Activist Investments, L.P.

111 Broadway, 12th Floor

New York, NY 10006

(787) 985-2194

INFO@STILWELLGROUP.COM

July 21, 2026

Dear Fellow Stockholders,

Stilwell (as defined in the attached Proxy Statement) beneficially owns an aggregate of 406,874 shares of common stock, par value $0.01 per share (the “Common Stock”), of Central Plains Bancshares, Inc. (the “Company”). We are seeking proxies to vote at the Company’s 2026 Annual Meeting of Stockholders (including any adjournments, postponements, continuations or reschedulings thereof, the “Annual Meeting”), in support of a non-binding business proposal requesting that the Company’s Board of Directors shall take all necessary and permissible actions to repurchase no less than 10% of the Company’s outstanding shares of Common Stock each and every year in which the Common Stock trades below book value per share, which further entails that the Company have the proper trading plan(s) in place to account for blackout periods (the “Share Repurchase Proposal”).

The attached Proxy Statement and the enclosed GREEN proxy card are first being furnished to the stockholders on or about July 21, 2026.

Please submit the GREEN proxy voting card FOR the Share Repurchase Proposal TODAY. We appreciate your support.

Sincerely,

/s/ Megan Parisi

Megan Parisi

(787) 985-2194

mparisi@stilwellgroup.com

CENTRAL PLAINS BANCSHARES, INC.

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2026 ANNUAL MEETING OF STOCKHOLDERS

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PROXY STATEMENT OF Stilwell Activist Investments, L.P.

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WHY YOU WERE SENT THIS PROXY STATEMENT

Stilwell (as defined below) is one of the largest stockholders of Central Plains Bancshares, Inc. (the “Company” or “CPBI”), which beneficially owns an aggregate of 406,874 shares of common stock, par value $0.01 per share (the “Common Stock”), of the Company. Stilwell is furnishing this Proxy Statement and accompanying GREEN proxy card to the holders of the Common Stock. We are seeking proxies to vote at the Company’s 2026 Annual Meeting of Stockholders (including any adjournments, postponements, continuations or reschedulings thereof, the “Annual Meeting”) in support of a non-binding business proposal requesting that the Company’s Board of Directors (the “Board”) shall take all necessary and permissible actions to repurchase no less than 10% of the Company’s outstanding shares of Common Stock each and every year in which the Common Stock trades below book value per share, which further entails that the Company have the proper trading plan(s) in place to account for blackout periods (the “Share Repurchase Proposal”). The Annual Meeting is scheduled to be held at the branch office of Home Federal Savings and Loan Association of Grand Island located at 3311 W Stolley Park Road, Grand Island, Nebraska on August 25, 2026, at 3:00 p.m., local time.

As set forth in the Company’s proxy statement, the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting is July 10, 2026. Stockholders who own shares of Common Stock as of the close of business on the record date will be entitled to vote at the Annual Meeting.

As described in more detail below, through this Proxy Statement and the enclosed GREEN proxy card, we are soliciting proxies to approve the Share Repurchase Proposal.

According to the Company’s proxy statement, the proposals on the agenda to be voted on by stockholders at the Annual Meeting are: (a) the election of directors (“Proposal 1”), (b) the ratification of the appointment of Plante & Moran, PLLC (“Plante & Moran”) as the Company’s independent registered public accounting firm for the year ending March 31, 2027 (“Proposal 2”) and (c) the approval of the Share Repurchase Proposal (“Proposal 3”). Unless instructed otherwise, proxies will be voted “FOR” the election of the Company’s nominees to the Board, “FOR” the ratification of the appointment of Plante & Moran as the Company’s independent registered public accounting firm for the year ending March 31, 2027 and “FOR” the approval of the Share Repurchase Proposal. To the extent any other proposals are included on the agenda or presented at the Annual Meeting, for which we may exercise discretionary voting, proxies will be voted in accordance with the best judgment of the persons named as proxies on the attached proxy card. Additional voting instructions are stated below. This Proxy Statement and GREEN proxy card are first being mailed or furnished to stockholders on or about July 21, 2026.

As of the date of this Proxy Statement, the following members of Stilwell, who beneficially own an aggregate of 406,874 shares of Common Stock, are:

•	Stilwell Activist Investments, L.P., a Delaware limited partnership (“Stilwell Activist Investments”);
•	Stilwell Activist Fund, L.P., a Delaware limited partnership (“Stilwell Activist Fund”);
•	Stilwell Partners, L.P., a Delaware limited partnership (“Stilwell Partners”);
•	Stilwell Value LLC, a Delaware limited liability company (“Value”), which is the general partner of Stilwell Activist Investments, Stilwell Activist Fund and Stilwell Partners; and
•	Joseph Stilwell, individually and as the managing member and sole owner of Value (the foregoing entities and Mr. Stilwell, collectively, “Stilwell”).

Additional information concerning Stilwell and the Share Repurchase Proposal is set forth under the headings “Proposal 3: Share Repurchase Proposal” and “Certain Information Regarding the Participants” and in Appendix A.

As noted above, we are soliciting proxies to approve the Share Repurchase Proposal. Stilwell and CPBI will each be using a proxy card for voting on the proposals to be presented at the Annual Meeting, including the Share Repurchase Proposal. Accordingly, stockholders will have the ability to vote for the Share Repurchase Proposal on Stilwell’s enclosed GREEN proxy card. There is no need to use the Company’s white proxy card or voting instruction form, regardless of how you wish to vote.

We believe the best opportunity for the Share Repurchase Proposal to be approved is by voting on the GREEN proxy card. Stilwell therefore urges stockholders using our GREEN proxy card to vote “FOR” the Share Repurchase Proposal.

IT IS IMPORTANT THAT YOU RETURN YOUR PROXY PROMPTLY. IF YOU ARE A RECORD HOLDER (NAMELY, YOU OWN YOUR COMPANY STOCK IN CERTIFICATE FORM), PLEASE SIGN AND DATE YOUR GREEN PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED. IF YOUR SHARES ARE HELD IN “STREET NAME” BY A BROKER, NOMINEE, FIDUCIARY OR OTHER CUSTODIAN, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT HIM TO VOTE OUR GREEN PROXY CARD ON YOUR BEHALF (YOUR BROKER, NOMINEE, FIDUCIARY OR OTHER CUSTODIAN MAY PERMIT YOU TO VOTE VIA THE INTERNET OR BY TELEPHONE).

We urge you not to return any proxy card sent to you by the COMPANY. Your last dated proxy is the only one that counts. If you are a registered holder, return the GREEN proxy card as explained in the instructions on the GREEN proxy card, even if you previously delivered to the Company a proxy card sent to you by the Company; your last dated proxy card is the only one that counts. If your shares are held in street name, contact the person responsible for your account and instruct that person to execute and return the GREEN proxy card on your behalf.

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Holders of record of shares of the Common Stock on the record date for the Annual Meeting are urged to vote even if you sold your shares of Common Stock after that date, as you will retain your voting rights for the Annual Meeting even if you sell your shares after the record date.

If you have any questions or need assistance in voting your shares, please call Stilwell:

Stilwell Activist Investments, L.P.

Attn: Ms. Megan Parisi

111 Broadway, 12th Floor

New York, NY 10006

Direct: 787-985-2194

info@stilwellgroup.com

Also, please feel free to call our proxy solicitor:

Okapi Partners LLC

Attn: Mr. Jeremy Provost

1212 Avenue of the Americas, 17th Floor

New York, NY 10036

Main: 212-297-0720

Stockholders Call Toll-Free: 844-343-2621

info@okapipartners.com

www.okapivote.com/CPBI

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PROPOSAL 1: ELECTION OF DIRECTORS

As discussed in further detail in the Company’s proxy statement, the Company is submitting to a vote of stockholders the election of its director nominees to the Board to serve until the Company’s 2029 annual meeting of stockholders and until their respective successors shall have been duly elected and qualified.

The Company currently has a classified Board, which is divided into three (3) classes. The directors in each class are elected for staggered terms such that the terms of office of one class of directors expire at each annual meeting of stockholders. According to the Company’s proxy statement, three (3) directors will be up for election at the Annual Meeting.

You should refer to the Company’s proxy statement, which is available, free of charge, at sec.gov, for the names, background, qualifications, and other information concerning the Company’s nominees.

We intend to vote, and recommend that you vote, FOR Proposal 1.

The election of the Company’s nominees requires a plurality of the votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld. Plurality means that individuals who receive the highest number of votes cast are elected, up to the maximum number of directors to be elected at the Annual Meeting.

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PROPOSAL 2: RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As discussed in further detail in the Company’s proxy statement, the Company is also submitting to a vote of stockholders the ratification of the appointment of Plante & Moran as the Company’s independent registered public accounting firm for the year ending March 31, 2027. We intend to vote, and recommend that you vote, FOR Proposal 2.

The ratification of Proposal 2 shall be determined by a majority of the votes cast on the matter. Broker non-votes and abstentions will not affect the outcome of the vote on Proposal 2.

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PROPOSAL 3: SHARE REPURCHASE PROPOSAL

As discussed in further detail in the Company’s proxy statement, the Company is also submitting to a vote of stockholders the non-binding Share Repurchase Proposal submitted by Stilwell to the Company pursuant to the Company’s Bylaws, as amended (the “Bylaws”).

The text of the Share Repurchase Proposal appears below:

“RESOLVED, that the stockholders of Central Plains Bancshares, Inc. (the “Company”) request that the Board of Directors of the Company shall take all necessary and permissible actions to repurchase no less than 10% of the Company’s outstanding shares of common stock each and every year in which the Company’s common stock trades below book value per share. This further entails that the Company have the proper trading plan(s) in place to account for blackout periods.”

Stilwell is submitting the Share Repurchase Proposal because it believes that the most effective way to maximize value per share at the Company is through repurchasing the Common Stock at a discount to book value.

The approval of Proposal 3 shall be determined by a majority of the votes cast on the matter. Broker non-votes and abstentions will not affect the outcome of the vote on Proposal 3.

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CERTAIN INFORMATION REGARDING THE PARTICIPANTS

Except as described herein, there are no material proceedings in which any member of Stilwell, or any associate of any Stilwell member, is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. Except as described in Appendix A, no Stilwell member or any associate of any Stilwell member has any interest in the matters to be voted upon at the Annual Meeting, other than an interest, if any, as a stockholder of the Company.

Except as described in Appendix A, no Stilwell member or any associate of any Stilwell member: (1) has engaged in or has a direct or indirect interest in any transaction or series of transactions since the beginning of the Company’s last fiscal year, or in any currently proposed transaction, to which the Company or any of its subsidiaries is a party where the amount involved was in excess of $120,000; (2) has been indebted to the Company or any of its subsidiaries; (3) has borrowed any funds for the purpose of acquiring or holding any securities of the Company; (4) is presently, or has been within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, any future employment by the Company or its affiliates, or any future transaction to which the Company or any of its affiliates will or may be a party; or (5) is the beneficial or record owner of any securities of the Company or any parent or subsidiary thereof.

No Stilwell member or any associate of any Stilwell member, during the past 10 years, has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

Additional information concerning Stilwell, including, but not limited to, beneficial ownership of and transactions in the Common Stock, is set forth in Appendix A.

OTHER MATTERS

Stilwell anticipates that the Company’s definitive proxy statement, when it becomes available, will contain information regarding: (1) the securities ownership of certain beneficial owners and management;1 (2) the committees of the Board; (3) the meetings of the Board and all Board committees; (4) the background of the Company’s nominees for election as directors; (5) the compensation of the Company’s directors and executive officers; and (6) the services and fees of the Company’s independent registered public accounting firm. Stilwell has no knowledge of the accuracy of the Company’s disclosures in its proxy materials.

STOCKHOLDER PROPOSALS

In order for a stockholder to properly bring business before CPBI’s 2027 annual meeting of stockholders (the “2027 Annual Meeting”), or to propose a nominee to the Board, the Company’s Secretary must receive written notice not earlier than the 100th day nor later than the 90th day prior to the anniversary of the Annual Meeting, provided, however, that in the event the date of the 2027 Annual Meeting is advanced more than 30 days prior to the anniversary of the Annual Meeting, then, to be timely, notice by the stockholder must be so received no earlier than the day on which public disclosure of the date of the 2027 Annual Meeting is first made and not later than the tenth day following the earlier of the day notice of such meeting was mailed to stockholders or such public announcement was made. A stockholder’s notice must also set forth the information required under the Bylaws.

1 Once the Company files its definitive proxy statement for the Annual Meeting, Stilwell will supplement this Proxy Statement to provide information regarding persons who beneficially own more than 5% of the Company’s outstanding shares of Common Stock and the ownership of shares of Common Stock by the directors and management of the Company.

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The Company has disclosed that the Annual Meeting will be held on August 25, 2026 and that the 2027 Annual Meeting is expected to be held on August 27, 2027. Accordingly, for the 2027 Annual Meeting, advance written notice for certain business, or nominations to the Board, to be brought before the 2027 Annual Meeting must be given to the Company no earlier than May 17, 2027 and no later than May 27, 2027.

In order to be eligible for inclusion in the Company’s proxy materials for the 2027 Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), any stockholder proposal to take action at such meeting must be received at CPBI’s executive office, 221 South Locust Street, Grand Island, Nebraska 68801, no later than 120 days prior to the first anniversary of the date the Company mails its proxy materials for the Annual Meeting. If the date of the 2027 Annual Meeting is changed by more than 30 days, any stockholder proposal must be received at a reasonable time before the Company prints or mails proxy materials for such meeting. Any such proposals shall be subject to the requirements of Rule 14a-8 of the Exchange Act.

In addition, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees at the 2027 Annual Meeting pursuant to Rule 14a-19 of the Exchange Act, must provide notice to the Company postmarked or transmitted electronically to its executive office, 221 South Locust Street, Grand Island, Nebraska 68801, or cpbi@homefederal.com, no later than 60 calendar days prior to the anniversary of the Annual Meeting, provided that, if the date of the 2027 Annual Meeting has changed by more than 30 calendar days from the previous year, then notice must be provided by the later of 60 calendar days prior to the date of the 2027 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of such meeting is first made by CPBI. Any such notice and solicitation will be subject to the requirements of Rule 14a-19 of the Exchange Act.

SOLICITATION; EXPENSES

Proxies may be solicited by Stilwell by mail, e-mail, advertisement, telephone, facsimile, and personal solicitation. Phone calls will be made to stockholders by employees of Stilwell and certain of its personnel, as well as employees of Okapi Partners LLC. Stilwell and certain of its personnel will perform additional work in connection with the solicitation of proxies, for which no additional compensation will be paid. Banks, brokerage houses, and other custodians, nominees, and fiduciaries will be requested to forward Stilwell’s solicitation material to their customers for whom they hold shares and Stilwell will reimburse them for their reasonable out-of-pocket expenses. Stilwell has retained Okapi Partners LLC to assist in the solicitation of proxies and for related services. Stilwell will pay Okapi Partners LLC a base fee of $40,000 and has agreed to reimburse it for its reasonable out-of-pocket expenses. In addition, Stilwell has agreed to indemnify Okapi Partners LLC against certain liabilities and expenses. Approximately 25 persons will be used by Okapi Partners LLC in its solicitation efforts.

Although a precise estimate cannot be made at the present time, Stilwell currently estimates that the total expenditures relating to the proxy solicitation to be incurred by it will be approximately $275,000 of which approximately $130,000 has been incurred to date. The entire expense of preparing, assembling, printing, and mailing this Proxy Statement and related materials and the cost of soliciting proxies will be borne by Stilwell.

WHO CAN VOTE AT THE ANNUAL MEETING

As set forth in the Company’s proxy statement, the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting is July 10, 2026. Stockholders who own shares as of the close of business on the record date will be entitled to vote at the Annual Meeting. The Company has not yet publicly disclosed the number of shares of Common Stock outstanding as of the record date. Once the Company discloses this information, Stilwell will supplement this Proxy Statement to include such information. Stockholders of the Company as of the close of business on the record date are entitled to one vote at the Annual Meeting for each share of Common Stock held on the record date.

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The Company’s Articles of Incorporation provide that, subject to certain exceptions, record owners of Common Stock that is beneficially owned by a person who beneficially owns in excess of 10% of the Company’s outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

HOW TO VOTE BY PROXY

To approve the Share Repurchase Proposal, if you are a record holder (namely, you own your Company stock in certificate form), you can vote by marking your vote on the GREEN proxy card we have enclosed, signing and dating it, and mailing it in the postage-paid envelope we have provided. If your shares are held in “street name,” follow the directions given by the broker, nominee, fiduciary or other custodian regarding how to instruct them to vote your shares. Your broker, nominee, fiduciary or other custodian may permit you to vote via the Internet or by telephone. Whether you plan to attend the Annual Meeting or not, we urge you to vote your shares now. Please contact our proxy solicitor, Okapi Partners LLC, at 844-343-2621 if you require assistance to vote your shares. This Proxy Statement and the accompanying form of GREEN proxy card are available at www.okapivote.com/CPBI.

Properly executed proxies will be voted in accordance with the directions indicated thereon. If you sign the GREEN proxy card but do not make any specific choices, your shares will be voted: (a) “FOR” the election of the Company’s nominees to the Board, (b) “FOR” the ratification of the appointment of Plante & Moran as the Company’s independent registered public accounting firm for the year ending March 31, 2027, and (c) “FOR” the approval of the Share Repurchase Proposal. If any other matters are presented at the Annual Meeting for which we may exercise discretionary voting, your proxy will be voted in accordance with the best judgment of the persons named as proxies on the attached proxy card. At the time this Proxy Statement was mailed, we knew of no matters which needed to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement. As described in more detail below in the “Voting and Proxy Procedures” section of this Proxy Statement, Stilwell and the Company will each be using a proxy card for voting on the proposals to be presented at the Annual Meeting, including the Share Repurchase Proposal.

If you sign and submit your GREEN proxy card without specifying how you would like your shares voted, your shares will be voted as specified above and in accordance with the discretion of the persons named on the GREEN proxy card with respect to any other matters that may be voted upon at the Annual Meeting.

If any of your shares are held in the name of a brokerage firm, bank, bank nominee or other institution on the record date, only that entity can vote your shares and only upon its receipt of your specific instructions. Accordingly, please contact the person responsible for your account at such entity and instruct that person to execute and return the GREEN proxy card on your behalf. You should also sign, date and mail the voting instruction form your broker or banker sends you when you receive it (or, if applicable, vote by following the instructions supplied to you by your bank or brokerage firm, including voting by telephone or via the Internet). Please do this for each account you maintain to ensure that all of your shares are voted.

Many banks and brokerage firms are participating in programs that allow eligible stockholders to vote by telephone or via the Internet. If your bank or brokerage firm is participating in a telephone or Internet voting program, then such bank or brokerage firm will provide you with instructions for voting by telephone or the Internet on the voting form. Telephone and Internet voting procedures, if available through your bank or brokerage firm, are designed to authenticate your identity to allow you to give your voting instructions and to confirm that your instructions have been properly recorded. Stockholders voting via the Internet should understand that there might be costs that they must bear associated with electronic access, such as usage charges from Internet access providers and telephone companies. If your bank or brokerage firm does not provide you with a voting form, but instead you receive our GREEN proxy card, then you should mark our proxy card, date it and sign it, and return it in the enclosed postage-paid envelope.

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VOTING AND PROXY PROCEDURES

Stilwell and the Company will each be using a proxy card for voting on the proposals to be presented at the Annual Meeting, including the Share Repurchase Proposal. Stockholders will have the ability to vote for the Share Repurchase Proposal on Stilwell’s enclosed GREEN proxy card. There is no need to use the Company’s white proxy card or voting instruction form, regardless of how you wish to vote.

Through the attached Proxy Statement and enclosed GREEN proxy card, we are soliciting proxies to approve the Share Repurchase Proposal.

We believe the best opportunity for the Share Repurchase Proposal to be approved is by voting on the GREEN proxy card. Stilwell therefore urges stockholders using our GREEN proxy card to vote “FOR” the Share Repurchase Proposal TODAY.

Certain information about the proposals on the agenda for the Annual Meeting, including with respect to the Company’s nominees, is set forth in the Company’s proxy statement. Stilwell is not responsible for the accuracy of any information provided by or relating to the Company contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the Company or any other statements that the Company or its representatives have made or may otherwise make.

The presence in person or by proxy of holders of a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Directors are elected by a plurality of votes cast, meaning that the individuals who receive the highest number of votes cast are elected, up to the maximum number of directors to be elected at the Annual Meeting. The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve Proposal 2 (the ratification of the Company’s independent registered public accounting firm) and Proposal 3 (the non-binding Share Repurchase Proposal).

STILWELL URGES YOU TO VOTE FOR THE APPROVAL OF THE SHARE REPURCHASE PROPOSAL AS SOON AS POSSIBLE. PROXIES SOLICITED BY THIS PROXY STATEMENT MAY BE EXERCISED ONLY AT THE ANNUAL MEETING (AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF) IN ACCORDANCE WITH YOUR INSTRUCTIONS AND WILL NOT BE USED FOR ANY OTHER MEETING.

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A proxy given pursuant to this solicitation may be revoked at any time before it is voted. If you are a record holder, you may revoke your proxy and change your vote by: (1) the timely delivery of a duly executed proxy bearing a later date, (2) providing timely written notice of revocation to the Company’s Corporate Secretary at the Company’s executive offices at 221 South Locust Street, Grand Island, Nebraska 68801, or (3) attending the Annual Meeting and giving oral notice of your intention to vote in person. If you are the beneficial owner of shares held in street name, you may revoke your proxy and change your vote: (1) by submitting new voting instructions to your broker, bank or other nominee in accordance with their voting instructions, or (2) if you have obtained a legal proxy from your bank, broker or other nominee giving you the right to vote your shares in person, by attending the Annual Meeting, presenting the completed legal proxy to the Company and voting in person. You should be aware that simply attending the Annual Meeting will not in and of itself constitute a revocation of your proxy. If you have already sent management’s proxy to the Company, you can revoke that proxy by signing, dating and mailing the GREEN proxy card or by voting in person at the Annual Meeting.

Only holders of record as of the close of business on the record date for the Annual Meeting will be entitled to vote at the Annual Meeting. As set forth in the Company’s proxy statement, the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting is July 10, 2026. The Company has not yet publicly disclosed the number of shares of Common Stock outstanding as of the record date. Once the Company publicly discloses this information, Stilwell will supplement this Proxy Statement to include such information. Stockholders of the Company as of the close of business on the record date are entitled to one vote at the Annual Meeting for each share of Common Stock held on the record date. If you are a stockholder of record on the record date, you will retain your voting rights for the Annual Meeting even if you sell your shares after the record date. Accordingly, it is important that you vote the shares held by you on the record date, or grant a proxy to vote such shares, even if you sell your shares after the record date.

ALTHOUGH YOU MAY VOTE MORE THAN ONCE, ONLY ONE PROXY WILL BE COUNTED AT THE ANNUAL MEETING, AND THAT WILL BE YOUR LATEST-DATED, VALIDLY EXECUTED PROXY.

IF YOU SIGN THE GREEN PROXY CARD AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE THE CENTRAL PLAINS BANCSHARES, INC. COMMON STOCK REPRESENTED BY THE GREEN PROXY CARD FOR THE ELECTION OF THE COMPANY’S NOMINEES, FOR THE SHARE REPURCHASE PROPOSAL, AND FOR THE RATIFICATION OF THE APPOINTMENT OF PLANTE & MORAN AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

ADDITIONAL INFORMATION

The information concerning the Company contained in this Proxy Statement has been taken from, or is based upon, publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date we have not had access to all of the books and records of the Company, were not involved in the preparation of such information and statements and are not in a position to verify such information and statements.

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The Company previously filed annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information that the Company filed with the SEC at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. These SEC filings are also available to the public from commercial document retrieval services and on the Internet, at the website maintained by the SEC at www.sec.gov.

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, WE ARE SEEKING YOUR SUPPORT. PLEASE VOTE FOR THE SHARE REPURCHASE PROPOSAL. ONLY YOUR LATEST-DATED PROXY CARD COUNTS. EVEN IF YOU HAVE ALREADY RETURNED THE COMPANY’S WHITE PROXY CARD TO THE BOARD, YOU HAVE EVERY LEGAL RIGHT TO REVOKE IT BY RETURNING A GREEN PROXY CARD TO US AS PROVIDED BELOW.

IF YOU ARE A RECORD HOLDER, PLEASE VOTE BY SIGNING, DATING, AND MAILING (IN THE ENCLOSED POSTAGE-PAID ENVELOPE) THE ENCLOSED GREEN PROXY CARD AS SOON AS POSSIBLE. IF YOUR SHARES ARE HELD IN “STREET NAME” BY A BROKER, NOMINEE, FIDUCIARY OR OTHER CUSTODIAN, FOLLOW THE DIRECTIONS GIVEN BY THE BROKER, NOMINEE, FIDUCIARY OR OTHER CUSTODIAN REGARDING HOW TO INSTRUCT THEM TO VOTE YOUR SHARES.

This Proxy Statement and the accompanying form of GREEN proxy card are available at www.okapivote.com/CPBI. If you have any questions or require any assistance, please contact Stilwell:

Stilwell Activist Investments, L.P. Attn: Ms. Megan Parisi
111 Broadway, 12th Floor
New York, NY 10006
Direct: (787) 985-2194
info@stilwellgroup.com

Please feel free to contact Okapi Partners LLC, proxy solicitors for Stilwell, as follows:

Okapi Partners LLC
Attn: Mr. Jeremy Provost
1212 Avenue of the Americas, 17th Floor
New York, NY 10036
Main: 212-297-0720 Stockholders Call Toll-Free: 844-343-2621 info@okapipartners.com www.okapivote.com/CPBI

Sincerely,

/s/ Megan Parisi
Megan Parisi
Stilwell Activist Investments, L.P.

July 21, 2026

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APPENDIX A

IDENTITY OF PARTICIPANTS

The participants in this solicitation are anticipated to include Stilwell Activist Investments, L.P., a Delaware limited partnership (“Stilwell Activist Investments”); Stilwell Activist Fund, L.P., a Delaware limited partnership (“Stilwell Activist Fund”); Stilwell Partners, L.P., a Delaware limited partnership (“Stilwell Partners”); Stilwell Value LLC, a Delaware limited liability company (“Value”); and Joseph D. Stilwell, an individual (the foregoing entities and Mr. Stilwell, collectively, “Stilwell,” the “Beneficial Owners,” or the “Participants” and each a “Participant”).

With respect to each Participant, other than as disclosed herein, none of the Participants is and, within the past year, none of the Participants was, a party to any contract, arrangement or understanding with any person with respect to any securities of Central Plains Bancshares, Inc. (the “Company”), including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies, except for sharing of profits. Value, in its capacity as general partner of Stilwell Activist Investments, Stilwell Activist Fund, Stilwell Partners, and Joseph Stilwell, in his capacity as the managing member and sole owner of Value, are entitled to an allocation of a portion of profits. With respect to each Participant, other than as disclosed below, neither such Participant nor any of such Participant’s associates has any arrangement or understanding with any person with respect to (i) any future employment by the Company or its affiliates or (ii) any future transactions to which the Company or any of its affiliates will or may be a party.

On September 25, 2024, Value consented to the entry of a Securities and Exchange Commission (the “SEC”) administrative cease and desist order (the “Order”) that, among other things, alleged violations of Section 13(d)(1) and 13(d)(2) of the Securities and Exchange Act of 1934 (the “Exchange Act”) and rules 13d-1 and 13d-2 promulgated thereunder for failing to timely file certain beneficial ownership reports on Schedules 13D and 13G, which did not involve any filings relating to securities of the Company. The Order required Value to cease and desist from committing or causing any future violations of the provisions charged and imposed a $75,000 civil monetary penalty on Value. The Order also recognized the remedial acts promptly undertaken by Value, as well as its cooperation with the SEC staff. Value has satisfied the obligations of the Order. No other members of Stilwell were implicated in the Order.

Except as otherwise set forth herein, (i) during the past 10 years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant directly or indirectly beneficially owns any securities of the Company; (iii) no Participant owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contracts, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Company; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Participant or any of his or its associates or immediate family members was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no Participant has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Company’s 2026 Annual Meeting of Stockholders (including any adjournments, postponements, continuations and reschedulings thereof, the “Annual Meeting”); (xii) no Participant holds any positions or offices with the Company; (xiii) no Participant has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer; and (xiv) no companies or organizations, with which any of the Participants has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company. Except as disclosed herein, there are no material proceedings to which any Participant or any of his or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

A-1

SECURITY OWNERSHIP OF BENEFICIAL OWNERS

The table below shows the number of shares of common stock, par value $0.01 per share, of the Company (“Common Stock”), beneficially owned by the Beneficial Owners.

Title of Class	Name of Owner	Direct Beneficial Ownership	Percent of Class (1)

Common Stock	Stilwell Activist Investments	331,969	7.94%

Common Stock	Stilwell Activist Fund	54,905	1.31%

Common Stock	Stilwell Partners	20,000	0.48%

(1)	The percentages are calculated based on 4,182,777 shares of Common Stock outstanding as of June 18, 2026, as reported in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on June 18, 2026.

Value, as the general partner of each of Stilwell Activist Investments, Stilwell Activist Fund, and Stilwell Partners, may be deemed the beneficial owner of the 406,874 shares of Common Stock owned in the aggregate by Stilwell Activist Investments, Stilwell Activist Fund, and Stilwell Partners. Mr. Stilwell, as the managing member and sole owner of Value, may be deemed the beneficial owner of the 406,874 shares of Common Stock owned in the aggregate by Stilwell Activist Investments, Stilwell Activist Fund, and Stilwell Partners.

Each of the Participants disclaims beneficial ownership with respect to the shares of Common Stock reported as owned herein that he or it does not directly own, except to the extent of its or his pecuniary interest therein.

DESCRIPTION OF BENEFICIAL OWNERSHIP AND BENEFICIAL OWNERS

Mr. Stilwell is the managing member and sole owner of Value, which is the general partner of Stilwell Activist Investments, Stilwell Activist Fund and Stilwell Partners. The business address of each of Value, Stilwell Activist Investments, Stilwell Activist Fund and Stilwell Partners is 111 Broadway, 12th Floor, New York, New York 10006. The business address of Mr. Stilwell is 200 Calle del Santo Cristo, Segundo Piso, San Juan, Puerto Rico 00901.

The principal business of each of Stilwell Activist Investments, Stilwell Activist Fund, and Stilwell Partners is serving as a private investment partnership engaged in the purchase and sale of securities for its own account. The principal business of Value is serving as the general partner of certain private investment partnerships, including as the general partner of each of Stilwell Activist Investments, Stilwell Activist Fund, and Stilwell Partners. The principal employment of Mr. Stilwell is investment management, and he serves as the managing member and sole owner of Value, and certain other affiliated limited liability companies.

Because Mr. Stilwell is the managing member and sole owner of Value, which is the general partner of Stilwell Activist Investments, Stilwell Activist Fund, and Stilwell Partners, Mr. Stilwell has the power to direct the affairs of Stilwell Activist Investments, Stilwell Activist Fund, and Stilwell Partners, including the voting and disposition of shares of Common Stock held in the name of Stilwell Activist Investments, Stilwell Activist Fund and Stilwell Partners. Therefore, each of Mr. Stilwell and Value is deemed to share voting and dispositive power with Stilwell Activist Investments, Stilwell Activist Fund and Stilwell Partners with regard to the shares of Common Stock respectively held by such entities.

A-2

The Beneficial Owners may be deemed to beneficially own, in the aggregate 406,874 shares of Common Stock, representing approximately 9.73% of the Company’s outstanding shares of Common Stock (based upon the 4,182,777 shares of Common Stock outstanding as of June 18, 2026). The Beneficial Owners have an interest in the approval of the Share Repurchase Proposal at the Annual Meeting in their capacities as stockholders of the Company.

TWO YEAR SUMMARY TABLE

The following table indicates the date of each purchase of shares of Common Stock by each Beneficial Owner within the past two years and the number of shares of Common Stock in each purchase. There were no sales of shares of Common Stock within the past two years.

Nature of the Transaction	Quantity of Securities Purchased	Date of Purchase

Stilwell Activist Investments, L.P.*
Purchase of Common Stock	1,500	10/02/2024
Purchase of Common Stock	2,648	10/02/2024
Purchase of Common Stock	1,300	10/03/2024
Purchase of Common Stock	4,776	10/04/2024
Purchase of Common Stock	70,267	10/07/2024
Purchase of Common Stock	2,691	10/15/2024
Purchase of Common Stock	4,448	10/16/2024
Purchase of Common Stock	500	10/17/2024
Purchase of Common Stock	6,792	10/23/2024
Purchase of Common Stock	26,460	10/23/2024
Purchase of Common Stock	200	10/28/2024
Purchase of Common Stock	83,158	10/29/2024
Purchase of Common Stock	960	10/29/2024
Purchase of Common Stock	3,883	10/30/2024
Purchase of Common Stock	1,071	10/31/2024
Purchase of Common Stock	20,829	10/31/2024
Purchase of Common Stock	484	11/01/2024
Purchase of Common Stock	4,440	11/04/2024
Purchase of Common Stock	5,111	11/05/2024
Purchase of Common Stock	680	01/21/2025
Purchase of Common Stock	200	01/22/2025
Purchase of Common Stock	2,818	02/07/2025
Purchase of Common Stock	900	02/11/2025
Purchase of Common Stock	5,560	04/04/2025
Purchase of Common Stock	6,900	04/07/2025
Purchase of Common Stock	4,014	04/08/2025
Purchase of Common Stock	4,200	04/10/2025
Purchase of Common Stock	8,442	06/06/2025
Purchase of Common Stock	8,437	06/09/2025
Purchase of Common Stock	2,823	06/10/2025
Purchase of Common Stock	1,457	06/11/2025
Purchase of Common Stock	200	06/13/2025
Purchase of Common Stock	100	06/20/2025
Purchase of Common Stock	3,267	07/02/2025
Purchase of Common Stock	23	07/14/2025
Purchase of Common Stock	257	07/25/2025
Purchase of Common Stock	200	07/28/2025
Purchase of Common Stock	6,478	05/21/2026
Purchase of Common Stock	6,025	05/22/2026
Purchase of Common Stock	10,000	05/27/2026
Purchase of Common Stock	302	05/28/2026
Purchase of Common Stock	500	06/01/2026
Purchase of Common Stock	3,950	06/02/2026
Purchase of Common Stock	569	06/02/2026
Purchase of Common Stock	806	06/03/2026
Purchase of Common Stock	2,002	06/04/2026
Purchase of Common Stock	3,466	06/05/2026
Purchase of Common Stock	5,113	06/08/2026
Purchase of Common Stock	15	06/10/2026
Purchase of Common Stock	247	06/11/2026
Purchase of Common Stock	500	06/22/2026

A-3

STILWELL ACTIVIST FUND, L.P.*
Purchase of Common Stock	790	10/02/2024
Purchase of Common Stock	1,157	10/04/2024
Purchase of Common Stock	13,385	10/07/2024
Purchase of Common Stock	1,359	10/16/2024
Purchase of Common Stock	607	10/22/2024
Purchase of Common Stock	782	10/23/2024
Purchase of Common Stock	5,040	10/23/2024
Purchase of Common Stock	532	10/24/2024
Purchase of Common Stock	322	10/25/2024
Purchase of Common Stock	14,986	10/29/2024
Purchase of Common Stock	740	10/30/2024
Purchase of Common Stock	4,171	10/31/2024
Purchase of Common Stock	938	11/04/2024
Purchase of Common Stock	974	11/05/2024
Purchase of Common Stock	1,313	04/04/2025
Purchase of Common Stock	1,314	04/07/2025
Purchase of Common Stock	986	04/08/2025
Purchase of Common Stock	800	04/10/2025
Purchase of Common Stock	1,607	06/06/2025
Purchase of Common Stock	1,607	06/09/2025
Purchase of Common Stock	816	06/11/2025
Purchase of Common Stock	679	07/02/2025

* Funds for share purchases were provided from time to time in part by margin account loans from subsidiaries of Morgan Stanley or Interactive Brokers extended in the ordinary course of business. All purchases of shares of Common Stock using funds borrowed from subsidiaries of Morgan Stanley or Interactive Brokers, if any, were made in margin transactions on their usual terms and conditions. All or part of the shares of Common Stock owned by the Beneficial Owners may from time to time be pledged with one or more banking institutions or brokerage firms as collateral for loans made by such entities to such entities. Such loans generally bear interest at a rate based on the broker's call rate from time to time in effect. Such indebtedness, if any, may be refinanced with other banks or broker-dealers.

A-4

▼ DETACH PROXY CARD HERE ▼

PROXY

CENTRAL PLAINS BANCSHARES, INC. 2026 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY STILWELL ACTIVIST INVESTMENTS, L.P. AND THE OTHER PARTICIPANTS IN ITS PROXY SOLICITATION (COLLECTIVELY, “STILWELL”)

THE BOARD OF DIRECTORS OF CENTRAL PLAINS BANCSHARES, INC. IS NOT SOLICITING THIS PROXY

The undersigned hereby appoints Mr. Charles Garske, Ms. Megan Parisi, Ms. Andreanna Buccheri and Ms. Fabiola Jessurun, and each of them, attorneys and agents with full power of substitution, as Proxy for the undersigned, to vote all shares of common stock, par value $0.01 per share, of Central Plains Bancshares, Inc. (“CPBI” or the “Company”), which the undersigned is entitled to vote at the Company’s 2026 Annual Meeting of Stockholders scheduled to be held at the branch office of Home Federal Savings and Loan Association of Grand Island located at 3311 W Stolley Park Road, Grand Island, Nebraska on August 25, 2026, at 3:00 p.m., local time (including any adjournments, postponements, continuations and reschedulings thereof and at any meeting called in lieu thereof, the “Annual Meeting”).

This proxy, when properly executed will be voted in the manner directed herein by the undersigned stockholder. Unless otherwise specified, this proxy will be voted “FOR” the Company’s nominees, “FOR” the ratification of the appointment of Plante & Moran, PLLC as the Company’s independent registered public accounting firm and “FOR” the approval of Stilwell’s non-binding Share Repurchase Proposal (as defined and further described in Stilwell’s Proxy Statement). This proxy revokes all prior proxies given by the undersigned.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting. Stilwell’s Proxy Statement and form of GREEN proxy card are available at www.okapivote.com/CPBI.

For registered shares, your proxy must be received by 11:59 p.m. Eastern Time the day before the Annual Meeting date.

IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE.

▼ DETACH PROXY CARD HERE ▼

[X] Please mark vote as in this example

Stilwell recommends you vote “FOR” Proposal 1.

1.	ELECTION OF DIRECTORS

COMPANY NOMINEES	FOR	WITHHOLD	FOR ALL EXCEPT
	☐	☐	☐
a) Steven D. Kunzman
b) Daniel D. Naranjo
c) Francis E. Younes

INSTRUCTION: To withhold your vote for one or more Company nominees, mark “For All Except” and write the name(s) of the nominee(s) on the line(s) below:

______________________________________

______________________________________

Stilwell recommends you vote “FOR” Proposal 2.

2.	THE RATIFICATION OF THE APPOINTMENT OF PLANTE & MORAN, PLLC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING MARCH 31, 2027
☐ FOR	☐ AGAINST	☐ ABSTAIN

Stilwell recommends you vote “FOR” Proposal 3.

3.	THE APPROVAL OF STILWELL’S NON-BINDING SHARE REPURCHASE PROPOSAL
☐ FOR	☐ AGAINST	☐ ABSTAIN

Dated: ____________________________

____________________________________
(Signature)

____________________________________
(Signature, if held jointly)

____________________________________
(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH THEY ARE SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.